Progress Software Announces Proposed Convertible Senior Notes Offering BEDFORD, Mass., April 7, 2021 – Progress Software Corporation (NASDAQ: PRGS) (“Progress”) today announced that it intends to offer, subject to market and other conditions, $300.0 million aggregate principal amount of Convertible Senior Notes due 2026 (the “Notes”), to be sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Progress also expects to grant to the initial purchasers of the Notes an option to purchase up to an additional $45.0 million aggregate principal amount of the Notes, for settlement within a 13-day period beginning on, and including, the first date on which the Notes are issued. The Notes will be Progress’ senior unsecured obligations. The Notes will mature on April 15, 2026, unless earlier converted, redeemed or repurchased. Progress will satisfy its conversion obligations by paying cash up to the aggregate principal amount of Notes to be converted and pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder. The maturity date, interest rate, the initial conversion rate and the other terms of Notes will be determined upon pricing of the offering. Progress intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. In addition, Progress expects to use up to $20 million of the net proceeds from the offering to repurchase shares of its common stock concurrently with the pricing of this offering in privately negotiated transactions effected through one of the initial purchasers or its affiliate, as its agent. Progress intends to use the remaining net proceeds of this offering to fund acquisitions and/or for general corporate purposes. However, Progress has no current agreements with respect to any specific acquisition or strategic transaction. In connection with the pricing of the Notes, Progress expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of common stock initially underlying the Notes. If the initial purchasers exercise their option to purchase additional Notes, then Progress expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce potential dilution to Progress’ common stock upon conversion of the Notes and/or offset any cash payments Progress is required to make in excess of the aggregate principal amount of converted Notes, as the case may be, with such reduction or offset subject to a cap. The cap price of the capped call transactions and the premium payable will be determined at the time of pricing of the offering. In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Progress’ common stock and/or enter into various derivative transactions with respect to Progress’ common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Progress’ common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Progress’ common stock and/or purchasing or selling Progress’ common stock or other securities issued by Progress in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes, or following any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Progress’ common stock or the Notes, which could affect a Noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of Progress’ common stock and value of the consideration that a Noteholder will receive upon conversion of the Notes. In addition, if any such capped call transaction fails to become effective, whether or not the offering of the Notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to Progress’ common stock, which could adversely affect the value of Progress’ common stock and, if the Notes have been issued, the value of the Notes. The concurrent repurchases of shares of Progress’ common stock described above may result in the common stock trading at prices that are higher than would be the case in the absence of these repurchases, which may result in a higher initial conversion price for the Notes Progress is offering. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes and any shares of Progress’ common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities law, and the Notes and any such shares may not be offered or sold in the United States or to any U.S. persons absent registration under, or pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any shares of Progress’ common stock issuable upon conversion of the Notes, nor shall there be any offer, solicitation or sale of any Notes or any such shares of Progress’ common stock issuable upon conversion of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. About Progress Progress (NASDAQ: PRGS) provides the best products to develop, deploy and manage high-impact business applications. Our comprehensive product stack is designed to make technology teams more productive and we have a deep commitment to the developer community, both open source and commercial alike. With Progress, organizations can accelerate the creation and delivery of strategic business applications, automate the process by which apps are configured, deployed and scaled, and make critical data and content more accessible and secure—leading to competitive differentiation and business success. Over 1,700 independent software vendors, 100,000 enterprise customers, and three million developers rely on Progress to power their applications. Learn about Progress at www.progress.com or +1-800-477-6473. Progress and Progress Software are trademarks or registered trademarks of Progress Software Corporation and/or its subsidiaries or affiliates in the U.S. and other countries. Any other names contained herein may be trademarks of their respective owners.

Forward-Looking Statements This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding the completion, timing and size of the proposed offering, the intended use of proceeds, the terms of the Notes being offered, the anticipated terms of, and the effects of entering into, the capped call transactions and the actions of the option counterparties and their respective affiliates. Forward-looking statements represent Progress’ current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Progress’ common stock and risks relating to Progress’ business, including the coronavirus disease (COVID-19) outbreak and the impact it could have on Progress’ employees, customers, partners, and the global financial markets. Progress may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the Notes or its ability to effectively apply the net proceeds as described above. For further information regarding risks and uncertainties associated with Progress’ business, please refer to Progress’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2020. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release. Investor Contact: Press Contact: Michael Micciche Erica McShane Progress Software Progress Software +1 781 850 8450 +1 781 280 4000 Investor-Relations@progress.com PR@progress.com